
                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                  Case No.  01-10539
Exodus Communications, Inc. et al.                                Reporting Period:  November-2001


                          MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Schedule of Cash Receipts and Disbursements                       MOR-1              Refer to company forms
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                      MOR-1 (CON'T)      Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Refer to company forms
Balance Sheet                                                     MOR-3              Refer to company forms
Status of Postpetition Taxes                                      MOR-4              Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
      during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              Refer to company forms
Debtor Questionnaire                                              MOR-5              Refer to company forms


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


-------------------------------------
Signature of Debtor                                          Date


-------------------------------------
Signature of Joint Debtor                                    Date


/s/ Mike Healy
-------------------------------------                      12/20/01
Signature of Authorized Individual*                          Date


    Mike Healy
-------------------------------------                    SVP Finance
Printed Name of Authorized Individual           Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                         (9/99)


                                Exodus et al
                     Fixed Asset Impairment Disclosure


Impairment of Long-Lived Assets

We review our long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. In November 2001, we received an offer for a substantial portion of our assets that was significantly below their carrying amount recorded on the accompanying balance sheet. As such, we believe our assets are impaired, and have begun an analysis to determine the amount of the impairment. This analysis includes allocating the total consideration of the offer to their respective components similar to a purchase price allocation. This includes an analysis of estimated future undiscounted net cash flows expected to be generated by the assets over their estimated useful lives. If the estimated future undiscounted net cash flows are insufficient to recover the carrying value of the assets over their estimated useful lives, we will record an impairment charge in the amount by which the carrying value of the assets exceeds their fair value.



                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10539
Exodus Communications, Inc.                                        Reporting Period: November-2001


                          MONTHLY OPERATING REPORT

                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached      Attached
Statement of Cash Flows                                            MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank
       reconciliations)                                            MOR-1 (CON'T)      Available upon request
     Copies of bank statements                                                        Available upon request
     Cash disbursements journals                                                      Available upon request
Statement of Operations                                            MOR-2                    X
Balance Sheet                                                      MOR-3                    X
Status of Postpetition Taxes                                       MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                        Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                  None
Accounts Receivable Reconciliation and Aging                       MOR-5              None
Debtor Questionnaire                                               MOR-5                    X



Exodus Communications, Inc.                                                    Reporting Period:           November-2001
                                                                                                            Form: Mor 1

                                                      STATEMENT OF CASH FLOWS

                                                                               Current reporting month   Cumulative filing to date

Cash flows from operating activities

    Net Loss                                                                              (984,476,401)       (1,059,737,214)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                       20,995,349            41,248,224
        Non cash, merger, restructuring and asset impairment charges                       911,935,662           953,651,734
        Non cash intercompany charges                                                       (5,335,899)          (11,501,378)
        Remeasurement (gain) loss on Euro denominated senior notes                          (2,116,195)           (3,273,946)
        Amortization of deferred stock compensation                                             35,930                71,860
        Loss on equity method investments                                                    1,195,475             3,052,997
    Changes in operating assets and liabilities
        Accounts receivable                                                                 17,762,597            39,653,331
        Prepaid expenses and other current assets                                           (1,418,170)            7,963,157
        Accounts payable                                                                    40,544,384            22,420,959
        Accrued expenses                                                                    (7,140,694)           12,347,002
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                      (8,017,962)            5,896,726
                                                                               ----------------------------------------------

Cash flows from investing activities
    Capital expenditures                                                                    (1,050,168)           (2,586,630)
    Receipts from (funding of) other subsidiaries entities                                  (4,446,050)          (17,470,526)
    Proceeds from sale of securities                                                         1,786,509             1,786,509
    Increase of restricted cash equivalents and investments
    Other assets                                                                             1,290,118             1,955,847
                                                                               ----------------------------------------------
Net cash used for investing activities                                                      (2,419,591)          (16,314,800)
                                                                               ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net                                                 43,040                43,040
                                                                               ----------------------------------------------
Net cash provided by financing activities                                                       43,040                43,040
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                       (10,394,513)          (10,375,034)
    Effects of exchange rates on cash and cash equivalents                                    (164,853)             (305,272)
Cash and cash equivalents at beginning of period                                            77,525,511            77,646,451
                                                                               ----------------------------------------------
Cash and cash equivalents at end of period                                                  66,966,145            66,966,145
                                                                               ==============================================


              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                              61,217,274           145,431,699
                                                                               ==============================================



Exodus Communications, Inc.                                         Reporting Period:          November-2001
                                                                                                Form: Mor 2
                          STATEMENT OF OPERATIONS
                                                                    Current reporting month   Cumulative filing to date

Total Revenue                                                                   61,210,457           134,938,168

Total Cost of Goods Sold                                                        59,109,080           126,408,426

                                                                    ---------------------------------------------
    Gross Margin                                                                 2,101,377             8,529,742

Operating Expenses:
Research & Development                                                           1,635,883             3,056,744
Sales                                                                            8,661,462            18,490,551
Marketing                                                                          715,873             2,028,758
G&A                                                                             31,885,511            62,362,169
Merger, Restructuring & Asset Impairment Charges                               891,377,354           933,505,580
Reorganization Items                                                            58,328,557            58,495,136
GW Amort & Other Intangibles
                                                                    ---------------------------------------------
  Total Operating Expenses                                                     992,604,640         1,077,938,938
                                                                    ---------------------------------------------

    Operating Margin                                                          (990,503,263)       (1,069,409,196)

Other Expenses / (Income)
Interest Income                                                                   (429,690)             (406,440)
Interest Expense                                                                 1,245,678             2,742,922
Other Income                                                                      (136,855)             (188,854)
Other Expense                                                                   (2,389,476)           (3,195,134)
Net Loss From Equity Investment                                                  1,195,474             3,052,996
Intercompany Expense / (Income)                                                 (5,511,993)          (11,677,472)

                                                                    ---------------------------------------------
                   Total Other Expenses / (Income)                              (6,026,862)           (9,671,982)
                                                                    ---------------------------------------------

  Profit / (Loss) before Tax                                                  (984,476,401)       (1,059,737,214)
  Tax

                                                                    ---------------------------------------------
  Profit / (Loss) after Tax                                                   (984,476,401)       (1,059,737,214)

  Cumulative Effect on SAB 101

                                                                    ---------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                              (984,476,401)       (1,059,737,214)
                                                                    =============================================



MEMO:
Reorganization expenses included above
Professional Fees                                                                  535,793               702,372
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Debtor In Possession Loan Commitment fee                                         2,344,026             2,344,026
Write-off of Foreign Subsidiaries in Liquidation                                58,770,553            58,770,553
Provision for Lease Rejection Claim Adjustment                                  (3,321,815)           (3,321,815)
Other Reorganization Expenses
                                                                    ---------------------------------------------
                                                                                58,328,557            58,495,136
                                                                    =============================================



Exodus Communications, Inc.                                      Reporting Period:   November-2001
                                                                                     Form: Mor 3
                               BALANCE SHEET

                                                                     Book value at end of        Book value
                                                                      current reporting        September 30,
                                                                            month                  2001
Current Assets:
Cash and Cash Equivalents                                                    29,931,785           43,706,355
Marketable Securities                                                        37,034,360           33,940,096
Trade A/R, net of allowance for doubtful accounts                           159,854,085          199,507,415
Intercompany Receivable                                                     236,569,792          941,616,410
Other Current Assets                                                         65,212,899           72,879,234
                                                                 --------------------------------------------
  Total Current Assets                                                      528,602,921        1,291,649,510
                                                                 --------------------------------------------

Fixed Assets, Gross                                                       1,689,244,556        1,736,596,293
Accumulated Depreciation                                                   (335,118,505)        (300,603,830)
                                                                 --------------------------------------------
  Property and Equipment, Net                                             1,354,126,051        1,435,992,463     (1)
                                                                 --------------------------------------------

Restricted Cash Equivalents and Investments                                  28,726,610           28,726,610
LT Prepaids & Deposits                                                       22,949,911           23,123,859
Investments                                                                  16,427,714           19,480,710
Other Assets                                                                317,091,423          509,368,320
                                                                 --------------------------------------------
  Total Other Assets                                                        385,195,658          580,699,499
                                                                 --------------------------------------------
    Total Assets                                                          2,267,924,630        3,308,341,472
                                                                 ============================================


Current Liabilities:
Accounts Payable                                                             14,937,091            9,012,257
Intercompany Payables
Deferred Revenue                                                             26,236,217           32,580,079
Merger & Restructuring Accrual                                                1,906,756            3,821,291
Accrued Expenses Payable                                                     29,236,743           12,573,564
                                                                 --------------------------------------------
  Total Current Liabilities                                                  72,316,807           57,987,191
                                                                 --------------------------------------------

Deferred Rent                                                                12,943,965           11,972,654
                                                                 --------------------------------------------
  Total Long Term Liabilities                                                12,943,965           11,972,654
                                                                 --------------------------------------------
    Total Liabilities not Subject to Compromise                              85,260,772           69,959,845
                                                                 --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                            58,294,434           55,980,308
Unsecured Debt - Restructure Accrual                                        278,205,103          282,683,202
Unsecured Debt - AP & Accruals                                              211,881,214          204,452,471
Secured Debt - Loans & Leases                                               153,953,528          153,877,723
Senior Notes                                                              1,912,810,000        1,916,320,000
Convertible Debt                                                            999,361,000        1,005,461,000
                                                                 --------------------------------------------
Total Liabilities subject to Compromise                                   3,614,505,279        3,618,774,704
                                                                 --------------------------------------------
    Total Liabilities                                                     3,699,766,051        3,688,734,549
                                                                 --------------------------------------------

Shareholders Equity
Capital Stock                                                                   585,177              582,588
Additional Paid in Capital                                                3,422,389,474        3,416,248,556
Unrealized Gain/Loss Available                                                 (992,371)          (3,075,702)
Exchange Difference                                                                  45                 (245)
Deferred Stock Compensation                                                    (471,854)            (543,714)
Accumulated Deficit                                                      (4,852,528,892)      (3,792,781,560)
Dividends                                                                      (823,000)            (823,000)
                                                                 --------------------------------------------
Total Shareholders Equity                                                (1,431,841,421)        (380,393,077)
                                                                 --------------------------------------------
    Total Liabilities & Shareholders Equity                               2,267,924,630        3,308,341,472
                                                                 ============================================



Note 1: See Fixed asset impairment disclosure note

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


Exodus Communications, Inc.                                                                 Reporting Period:     November-2001
                                                                                                                   Form: Mor 4
                                                  STATUS OF POSTPETITION TAXES

                                                  Beginning      Amount                           Ending
                                                     Tax       Withheld or      Amount              Tax               Date
                                                  Liability      Accrued         Paid            Liability            Paid
Federal
Income                                                            4,563,294       4,563,294                            (1)
FICA-Employee                                                       660,601         660,601                            (1)
FICA-Employer                                                       660,601         660,601                            (1)
Unemployment                                                            537             537
Medicare/ disability                                                672,520         672,520                            (1)
Other
                                                 ---------------------------------------------------------------
  Total Federal Taxes                                            6,557,553       6,557,553
                                                 ---------------------------------------------------------------

State and Local
Income                                                            1,067,563       1,067,563                            (1)
Sales                                                 667,351       609,589         644,341             632,599        (2)
Excise
Unemployment                                                                                                           (1)
Real Property
Personal Property
Other                                                                                                                  (1)
                                                 ---------------------------------------------------------------
   Total State and Local                              667,351     1,677,152       1,711,904             632,599
                                                 ---------------------------------------------------------------

            Total Taxes                               667,351     8,234,705       8,269,457             632,599
                                                 ===============================================================


(1) Paid 11/2 $2,221,131 and 11/16 $2,565,261,and  11/30 $2,838,724
(2) Paid $508,636 and applied $134,704 of prior credits

     AGING OF ACCOUNTS PAYABLE

                                      Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging                11,466,543    2,971,922                                                          14,438,464
                                    ==============================================================================================



Note: AP 0-30 days past Due were all paid by 12/11/01


Exodus Communications, Inc.                                                  Reporting Period:         November-01
                                                                                                       Form: Mor 5
                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                                Amount
Total Accounts Receivable at the beginning of the reporting period                                         483,541,470
Net amounts billed during the period                                                                        41,941,431
Amounts collected during the period                                                                        (58,717,180)
Amounts written off                                                                                         (2,712,243)
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period                                               464,053,478
                                                                                                   --------------------

Accounts Receivable Aging                                                                         Amount
0 - 30 days old                                                                                             52,967,420
31 - 60 days old                                                                                            56,344,922
61 - 90 days old                                                                                            61,823,843
91+ days old                                                                                               292,917,293
                                                                                                   --------------------
Total Accounts Receivable                                                                                  464,053,478
                                                                                                   --------------------
Less: Unearned Revenue, net of unbilled items & other accruals                                             (75,608,572)
Less reserves                                                                                             (228,590,821)
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                  159,854,085
                                                                                                   ====================

                            DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes              No
1.   Have any assets been sold or transferred outside the normal course of business                          X
     this reporting period?  If yes, provide an explanation below.
2.   Have any funds been disbursed from any account other than a debtor in                 X
     possession (1) account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
     below.
4.  Are workers compensation, general liability and other necessary insurance              X
     coverages in effect?  If no, provide an explanation below.


Nothing drawn against DIP at this time - funding from cash generated from continuing operations





                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                               Case No  01-10542

American Information Systems, Inc.,                               Reporting Period:  November-2001


                          MONTHLY OPERATING REPORT

                                                                                     Document     Explanation
REQUIRED DOCUMENTS                                               Form No.            Attached      Attached
Statement of Cash Flows                                           MOR-1              Non Trading entity
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                      MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Non Trading entity
Balance Sheet                                                     MOR-3              Only Shell remains
Status of Postpetition Taxes                                      MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
      during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              None
Debtor Questionnaire                                              MOR-5              None




                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                               Case No  01-10541

Arca Systems, Inc.,                                               Reporting Period:  November-2001


                          MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                      MOR-1(CON'T) Available upon request
     Copies of bank statements                                                 Available upon request
     Cash disbursements journals                                               Available upon request
Statement of Operations                                           MOR-2                    X
Balance Sheet                                                     MOR-3                    X
Status of Postpetition Taxes                                      MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                 Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                       X
Accounts Receivable Reconciliation and Aging                      MOR-5                    X
Debtor Questionnaire                                              MOR-5                    X



        Arca Systems, Inc.,                                                           Reporting Period:      November-2001
                                                                                                                  Form: Mor 1

                                                            STATEMENT OF CASH FLOWS
                                                                                             current reporting    cumulative filing
                                                                                                 month                   to date
        Cash flows from operating activities

           Net Loss                                                                                 (198,025)             (208,331)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization                                                           24,500                48,999
              Non cash, merger, restructuring and asset impairment charges
              Non cash intercompany charges                                                          (48,939)             (114,941)
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable                                                                     39,832              (108,390)
              Prepaid expenses and other current assets
              Accounts payable                                                                         4,455                (1,445)
              Accrued expenses                                                                        23,911                 8,399
              Accrued interest payable
                                                                                      ---------------------------------------------
        Net cash used for operating activities                                                      (154,266)             (375,709)
                                                                                      ---------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities                                    125,000               342,841
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                      ---------------------------------------------
        Net cash used for investing activities                                                       125,000               342,841
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents                                         (29,266)              (32,868)
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                              46,989                50,591
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period                                                    17,723                17,723
                                                                                      =============================================


                 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees                               251,881               473,324
                                                                                      =============================================



           Arca Systems, Inc.,                                               Reporting Period:           November-2001
                                                                                                          Form: Mor 2
                          STATEMENT OF OPERATIONS
                                                                             Current reporting month   Cumulative filing to date

           Total Revenue                                                                      58,285               206,507

           Total Cost of Goods Sold                                                          155,314               280,964

                                                                             ----------------------------------------------
               Gross Margin                                                                  (97,029)              (74,457)

           Operating Expenses:
           Research & Development
           Sales
           Marketing
           G&A                                                                                40,996                73,874
           Merger, Restructuring & Asset Impairment Charges
           Reorganization Items                                                               60,000                60,000
           GW Amort & Other Intangibles
                                                                             ----------------------------------------------
             Total Operating Expenses                                                        100,996               133,874
                                                                             ----------------------------------------------

               Operating Margin                                                             (198,025)             (208,331)

           Other Expenses / (Income)
           Interest Income
           Interest Expense
           Other Income
           Other Expense
           Net Loss From Equity Investment
           Intercompany Expense / (Income)

                                                                             ----------------------------------------------
                      Total Other Expenses / (Income)
                                                                             ----------------------------------------------

             Profit / (Loss) before Tax                                                     (198,025)             (208,331)
             Tax

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax                                                      (198,025)             (208,331)

             Cumulative Effect on SAB 101

                                                                             ----------------------------------------------
               Profit / (Loss) after Tax &
               Cumulative Effect on SAB 101                                                 (198,025)             (208,331)
                                                                             ==============================================



           MEMO:
           Reorganization expenses included above
           Professional Fees
           U.S. Trustee Quarterly Fees
           (Gain) Loss from Sale of Assets
           Provision for Lease Rejection Claim                                                60,000                60,000
           Other Reorganization Expenses
                                                                             ----------------------------------------------
                                                                                              60,000                60,000
                                                                             ==============================================


           Arca Systems, Inc.,                                           Reporting Period:        November-2001
                                                                                                   Form: Mor 3
                                                        BALANCE SHEET

                                                                          Book value at end of        Book value
                                                                            current reporting        September 30,
                                                                                  month                  2001

           Current Assets:
           Cash and Cash Equivalents                                                   17,723                50,591
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts                        1,094,706               986,316
           Other Current Assets                                                        54,569                54,569
                                                                         -------------------------------------------
             Total Current Assets                                                   1,166,998             1,091,476
                                                                         -------------------------------------------

           Fixed Assets, Gross                                                      1,380,335             1,380,335
           Accumulated Depreciation                                                (1,334,107)           (1,285,108)
                                                                         -------------------------------------------
             Property and Equipment, Net                                               46,228                95,227   (1)
                                                                         -------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits                                                      32,636                32,636
           Investments
           Other Assets
                                                                         -------------------------------------------
             Total Other Assets                                                        32,636                32,636
                                                                         -------------------------------------------
               Total Assets                                                         1,245,862             1,219,339
                                                                         ===========================================


           Current Liabilities:
           Accounts Payable                                                             8,005                 9,520
           Intercompany Payables                                                      227,900
           Deferred Revenue
           Merger & Restructuring Accrual
           Accrued Expenses Payable                                                   495,605               547,206
                                                                         -------------------------------------------
             Total Current Liabilities                                                731,510               556,726
                                                                         -------------------------------------------

           Deferred Rent
                                                                         -------------------------------------------
             Total Long Term Liabilities
                                                                         -------------------------------------------
               Total Liabilities not Subject to Compromise                            731,510               556,726
                                                                         -------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual                                        87,499                27,499
           Unsecured Debt - AP & Accruals                                               3,470                 3,400
           Unsecured Debt - Intercompany Payables                                   1,687,562             1,687,562
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                         -------------------------------------------
           Total Liabilities subject to Compromise                                  1,778,531             1,718,461
                                                                         -------------------------------------------
               Total Liabilities                                                    2,510,041             2,275,187
                                                                         -------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital                                                 781,073               781,073
           Unrealized Gain/Loss Available
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                     (2,045,252)           (1,836,921)
           Dividends
                                                                         -------------------------------------------
           Total Shareholders Equity                                               (1,264,179)           (1,055,848)
                                                                         -------------------------------------------
               Total Liabilities & Shareholders Equity                              1,245,862             1,219,339
                                                                         ===========================================





           Note 1: See Fixed asset impairment disclosure note

           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



Arca Systems, Inc.,                                                                          Reporting Period:     November-2001
                                                                                                                    Form: Mor 4
                        STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax               Date
                                                   Liability      Accrued         Paid            Liability            Paid
Federal
Income                                                                40,935          40,935                            (1)
FICA-Employee                                                          5,695           5,695                            (1)
FICA-Employer                                                          5,695           5,695                            (1)
Unemployment
Medicare/ disability                                                   6,620           6,620                            (1)
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes                                                58,945          58,945
                                                  ---------------------------------------------------------------

State and Local
Income                                                                13,234          13,234                            (1)
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ---------------------------------------------------------------
   Total State and Local                                              13,234          13,234
                                                  ---------------------------------------------------------------

            Total Taxes                                               72,179          72,179
                                                  ===============================================================


(1) Paid 11/2 $20,077 and 11/16 $35,752 and 11/30 $16,350


     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging                      5,513        2,492                                                               8,005
                                     ==============================================================================================



Arca Systems, Inc.,                                                          Reporting Period:         November-01
                                                                                                       Form: Mor 5
                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                                Amount
Total Accounts Receivable at the beginning of the reporting period                                           1,037,087
Net amounts billed during the period                                                                            97,615
Amounts collected during the period                                                                            (90,807)
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period                                                 1,043,895
                                                                                                   --------------------

Accounts Receivable Aging                                                                         Amount
0 - 30 days old                                                                                                 97,615
31 - 60 days old                                                                                               144,251
61 - 90 days old                                                                                                54,123
91+ days old                                                                                                   747,906
                                                                                                   --------------------
Total Accounts Receivable                                                                                    1,043,895
                                                                                                   --------------------
Less reserves                                                                                                 (276,005)
Plus unbilled work                                                                                             326,816
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                    1,094,706
                                                                                                   ====================

                            DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes              No
1.  Have any assets been sold or transferred outside the normal course of business                          X
     this reporting period?  If yes, provide an explanation below.
2.   Have any funds been disbursed from any account other than a debtor in                 X
     possession (1) account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
     below.
4.  Are workers compensation, general liability and other necessary insurance              X
     coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account



                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                   Case No  01-10544
Cohesive Technology Solutions, Inc.,                               Reporting Period: November-2001


                          MONTHLY OPERATING REPORT

                                                                                        Document    Explanation
REQUIRED DOCUMENTS                                                      Form No.        Attached      Attached
Statement of Cash Flows                                            MOR-1                    X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                       MOR-1 (CON'T)       Available upon request
     Copies of bank statements                                                         Available upon request
     Cash disbursements journals                                                       Available upon request
Statement of Operations                                            MOR-2                    X
Balance Sheet                                                      MOR-3                    X
Status of Postpetition Taxes                                       MOR-4                    X
    Copies of IRS Form 6123 or payment receipt                                         Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                               MOR-4               Given on Balance Sheet
    Listing of aged accounts payable                                                   None
Accounts Receivable Reconciliation and Aging                       MOR-5               None
Debtor Questionnaire                                               MOR-5                    X


        Cohesive Technology Solutions, Inc.,                                          Reporting Period:   November-2001
                                                                                                          Form: Mor 1

                                                            STATEMENT OF CASH FLOWS

                                                                                        current reporting        cumulative filing
                                                                                              month                   to date
        Cash flows from operating activities

           Net Loss                                                                               (1,703,229)           (3,756,490)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization
              Non cash, merger, restructuring and asset impairment charges
              Non cash intercompany charges Euro denominated senior notes
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable
              Prepaid expenses and other current assets                                                                     (7,397)
              Accounts payable
              Accrued expenses                                                                    (1,151,430)           (1,602,338)
              Accrued interest payable
                                                                                      ---------------------------------------------
        Net cash used for operating activities                                                    (2,854,659)           (5,366,225)
                                                                                      ---------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities                                  2,298,535             5,159,672
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                      ---------------------------------------------
        Net cash used for investing activities                                                     2,298,535             5,159,672
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents                                        (556,124)             (206,553)
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                             447,137                97,566
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period                                                  (108,987)             (108,987)
                                                                                      =============================================


                   DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees                             2,854,659             5,159,424
                                                                                      =============================================



Cohesive Technology Solutions, Inc.,                                Reporting Period:          November-2001
                                                                                                Form: Mor 2
                          STATEMENT OF OPERATIONS
                                                                      current reporting month     Cumulative filing to date

Total Revenue

Total Cost of Goods Sold                                                         1,687,260             3,663,831

                                                                    ---------------------------------------------
    Gross Margin                                                                (1,687,260)           (3,663,831)

Operating Expenses:
Research & Development
Sales                                                                              279,600               353,405
Marketing                                                                           10,133                24,083
G&A                                                                               (273,764)             (280,843)
Merger, Restructuring & Asset Impairment Charges
Reorganization Items
GW Amort & Other Intangibles
                                                                    ---------------------------------------------
  Total Operating Expenses                                                          15,969                96,645
                                                                    ---------------------------------------------

    Operating Margin                                                            (1,703,229)           (3,760,476)

Other Expenses / (Income)
Interest Income                                                                                           (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                    ---------------------------------------------
                   Total Other Expenses / (Income)                                                        (3,986)
                                                                    ---------------------------------------------

  Profit / (Loss) before Tax                                                    (1,703,229)           (3,756,490)
  Tax

                                                                    ---------------------------------------------
  Profit / (Loss) after Tax                                                     (1,703,229)           (3,756,490)

  Cumulative Effect on SAB 101

                                                                    ---------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                (1,703,229)           (3,756,490)
                                                                    =============================================



           Cohesive Technology Solutions, Inc.,                           Reporting Period:        November-2001
                                                                                                    Form: Mor 3
                               BALANCE SHEET
                                                                          Book value at end of           Book value
                                                                            current reporting           September 30,
                                                                                 month                      2001
           Current Assets:
           Cash and Cash Equivalents                                                                          97,566
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts
           Intercompany Receivables                                                  39,348,170           44,507,841
           Other Current Assets                                                          12,298                4,901
                                                                          -------------------------------------------
             Total Current Assets                                                    39,360,468           44,610,308
                                                                          -------------------------------------------

           Fixed Assets, Gross
           Accumulated Depreciation
                                                                          -------------------------------------------
             Property and Equipment, Net
                                                                          -------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits
           Investments
           Other Assets
                                                                          -------------------------------------------
             Total Other Assets
                                                                          -------------------------------------------
               Total Assets                                                          39,360,468           44,610,308
                                                                          ===========================================


           Current Liabilities:
           Cash Overdraft (see note)                                                    108,987
           Accounts Payable
           Intercompany Payables
           Deferred Revenue
           Merger & Restructuring Accrual
           Accrued Expenses Payable                                                   1,256,338            2,858,676
                                                                          -------------------------------------------
             Total Current Liabilities                                                1,365,325            2,858,676
                                                                          -------------------------------------------

           Deferred Rent
                                                                          -------------------------------------------
             Total Long Term Liabilities
                                                                          -------------------------------------------
               Total Liabilities not Subject to Compromise                            1,365,325            2,858,676
                                                                          -------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual
           Unsecured Debt - AP & Accruals                                               325,646              325,646
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                          -------------------------------------------
           Total Liabilities subject to Compromise                                      325,646              325,646
                                                                          -------------------------------------------
               Total Liabilities                                                      1,690,971            3,184,322
                                                                          -------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital                                               111,438,701          111,438,701
           Unrealized Gain/Loss Available
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                      (73,769,204)         (70,012,715)
           Dividends
                                                                          -------------------------------------------
            Total Shareholders Equity                                                 37,669,497           41,425,986
                                                                          -------------------------------------------
               Total Liabilities & Shareholders Equity                               39,360,468           44,610,308
                                                                          ===========================================



           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

           Note: Cash is draw on a zero balance account and the over withdrawal represents Outstanding payroll checks



Cohesive Technology Solutions, Inc.,                                                         Reporting Period:     November-2001
                                                                                                                    Form: Mor 4
                        STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax               Date
                                                   Liability      Accrued         Paid            Liability            Paid
Federal
Income                                                               550,500         550,500                            (1)
FICA-Employee                                                         55,940          55,940                            (1)
FICA-Employer                                                         55,940          55,940                            (1)
Unemployment
Medicare/ disability                                                  80,489          80,489                            (1)
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes                                               742,869         742,869
                                                  ---------------------------------------------------------------

State and Local
Income                                                               126,173         126,173                            (1)
Sales
Excise
Unemployment                                                              13              13                            (1)
Real Property
Personal Property
Other                                                                                                                   (1)
                                                  ---------------------------------------------------------------
   Total State and Local                                             126,186         126,186
                                                  ---------------------------------------------------------------

            Total Taxes                                              869,055         869,055
                                                  ===============================================================


(1) Paid 11/2 $246,489,and 11/16 $394,814 and 11/30 $227,752


     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging
                                     ==============================================================================================



Cohesive Technology Solutions, Inc.,                                         Reporting Period:         November-01
                                                                                                       Form: Mor 5
                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                                 Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

Accounts Receivable Aging                                                                          Amount
0 - 30 days old
31 - 60 days old
61 - 90days old
91+ days old
Total Accounts Receivable
Less future billing                                                                                --------------------
Less reserves
Plus unbilled work
Other
Accounts Receivable (Net)
                                                                                                   ====================




                            DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes              No
1.  Have any assets been sold or transferred outside the normal course of business                          X
     this reporting period?  If yes, provide an explanation below.
2.   Have any funds been disbursed from any account other than a debtor in                 X
     possession (1) account this reporting period? If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
     below.
4.  Are workers compensation, general liability and other necessary insurance              X
     coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account



                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


                                                                  Case No 01-10545
GlobalCenter, Inc.,                                               Reporting Period:  November-2001


                          MONTHLY OPERATING REPORT

                                                                                       Document          Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached          Attached
Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of debtor's bank
       reconciliations)                                           MOR-1 (CON'T)  Petty cash only
     Copies of bank statements                                                   Bank account closed
     Cash disbursements journals                                                 Bank account closed
Statement of Operations                                           MOR-2                     X
Balance Sheet                                                     MOR-3                     X
Status of Postpetition Taxes                                      MOR-4                     X
    Copies of IRS Form 6123 or payment receipt                                   Available upon request
    Copies of tax returns filed during reporting period                          Available upon request
Summary of Unpaid Postpetition Debts                              MOR-4          Intercompany debt
    Listing of aged accounts payable                                             None
Accounts Receivable Reconciliation and Aging                      MOR-5                     X
Debtor Questionnaire                                              MOR-5                     X



        GlobalCenter, Inc.,                                                           Reporting Period:          November-2001
                                                                                                                  Form: Mor 1

                          STATEMENT OF CASH FLOWS
                                                                                Current reporting month   Cumulative filing to date

        Cash flows from operating activities

           Net Loss                                                                                 (910,603)          (37,401,993)
           Adjustments to reconcile net loss to net cash used for operating activities:
              Depreciation and amortization                                                          895,918             1,919,959
              Non cash, merger, restructuring and asset impairment charges                           (43,246)           35,398,119
              Non cash intercompany billed revenue and charges                                        26,589                21,234
              Remeasurement (gain) loss on Euro denominated senior notes
              Amortization of deferred stock compensation
              Loss on equity method investments
           Changes in operating assets and liabilities
              Accounts receivable
              Prepaid expenses and other current assets                                               31,342                62,681
              Accounts payable
              Accrued expenses
              Accrued interest payable
                                                                                      ---------------------------------------------
        Net cash used for operating activities
                                                                                      ---------------------------------------------

        Cash flows from investing activities
           Capital expenditures
           Receipts from (funding of) other subsidiaries entities
           Increase of restricted cash equivalents and investments
           Other assets
                                                                                      ---------------------------------------------
        Net cash used for investing activities
                                                                                      ---------------------------------------------

        Cash flows from financing activities
           Proceeds from issuance of common stock. Net
                                                                                      ---------------------------------------------
        Net cash provided by financing activities
                                                                                      ---------------------------------------------

        Net increase (decrease) in cash and cash equivalents
           Effects of exchange rates on cash and cash equivalents
        Cash and cash equivalents at beginning of period                                               1,021                 1,021
                                                                                      ---------------------------------------------
        Cash and cash equivalents at end of period                                                     1,021                 1,021
                                                                                      =============================================


                 DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                      ---------------------------------------------
        Total disbursements for calculating US. Trustee quarterly fees
                                                                                      =============================================



           GlobalCenter, Inc.,                                               Reporting Period:           November-2001
                                                                                                          Form: Mor 2
                          STATEMENT OF OPERATIONS

                                                                                   Current reporting       Cumulative filing
                                                                                        month                   to date
           Total Revenue                                                                                             5,355

           Total Cost of Goods Sold                                                          942,255             1,877,106

                                                                             ----------------------------------------------
               Gross Margin                                                                 (942,255)           (1,871,751)

           Operating Expenses:
           Research & Development                                                              7,708                 7,708
           Sales                                                                               2,264                16,690
           Marketing                                                                                                   206
           G&A                                                                               129,745               258,027
           Merger, Restructuring & Asset Impairment Charges                                 (171,369)           35,269,996
           Reorganization Items
           GW Amort & Other Intangibles
                                                                             ----------------------------------------------
             Total Operating Expenses                                                        (31,652)           35,552,627
                                                                             ----------------------------------------------

               Operating Margin                                                             (910,603)          (37,424,378)

           Other Expenses / (Income)
           Interest Income                                                                                         (22,385)
           Interest Expense
           Other Income
           Other Expense
           Net Loss From Equity Investment
           Intercompany Expense / (Income)

                                                                             ----------------------------------------------
                             Total Other Expenses / (Income)                                                       (22,385)
                                                                             ----------------------------------------------

             Profit / (Loss) before Tax                                                     (910,603)          (37,401,993)
             Tax

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax                                                      (910,603)          (37,401,993)

             Cumulative Effect on SAB 101

                                                                             ----------------------------------------------
             Profit / (Loss) after Tax &
             Cumulative Effect on SAB 101                                                 (910,603)          (37,401,993)
                                                                             ==============================================






           GlobalCenter, Inc.,                                            Reporting Period:        November-2001
                                                                                                    Form: Mor 3
                               BALANCE SHEET
                                                                          Book value at end of      Book value
                                                                         current reporting month    September 30, 2001
           Current Assets:
           Cash and Cash Equivalents                                                      1,021                1,021
           Marketable Securities
           Trade A/R, net of allowance for doubtful accounts
           Intercompany Receivable
           Other Current Assets                                                      11,855,251           12,197,587
                                                                          -------------------------------------------
             Total Current Assets                                                    11,856,272           12,198,608
                                                                          -------------------------------------------

           Fixed Assets, Gross                                                      197,960,529          234,642,305
           Accumulated Depreciation                                                 (11,274,486)         (10,638,185)
                                                                          -------------------------------------------
             Property and Equipment, Net                                            186,686,043          224,004,120   (1)
                                                                          -------------------------------------------

           Restricted Cash Equivalents and Investments
           LT Prepaids & Deposits
           Investments
           Other Assets
                                                                          -------------------------------------------
             Total Other Assets
                                                                          -------------------------------------------
               Total Assets                                                         198,542,315          236,202,728
                                                                          ===========================================


           Current Liabilities:
           Accounts Payable
           Intercompany Payables                                                         21,237
           Deferred Revenue
           Merger & Restructuring Accrual
           Accrued Expenses Payable
                                                                          -------------------------------------------
             Total Current Liabilities                                                   21,237
                                                                          -------------------------------------------

           Deferred Rent                                                              4,191,110            4,191,110
                                                                          -------------------------------------------
             Total Long Term Liabilities                                              4,191,110            4,191,110
                                                                          -------------------------------------------
               Total Liabilities not Subject to Compromise                            4,212,347            4,191,110
                                                                          -------------------------------------------

           Liabilities Subject to Compromise
           Unsecured Debt - Interest Payable
           Unsecured Debt - Restructure Accrual
           Unsecured Debt - AP & Accruals
           Unsecured Debt - Intercompany Payables                                   407,490,897          407,490,897
           Secured Debt - Loans & Leases
           Senior Notes
           Convertible Debt
                                                                          -------------------------------------------
           Total Liabilities subject to Compromise                                  407,490,897          407,490,897
                                                                          -------------------------------------------
               Total Liabilities                                                    411,703,244          411,682,007
                                                                          -------------------------------------------

           Shareholders Equity
           Capital Stock
           Additional Paid in Capital
           Unrealized Gain/Loss Available                                              (345,562)             (65,905)
           Exchange Difference
           Deferred Stock Compensation
           Accumulated Deficit                                                     (212,815,367)        (175,413,374)
           Dividends
                                                                          -------------------------------------------
           Total Shareholders Equity                                               (213,160,929)        (175,479,279)
                                                                          -------------------------------------------
               Total Liabilities & Shareholders Equity                              198,542,315          236,202,728
                                                                          ===========================================



           Note 1: See Fixed asset impairment disclosure note

           Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



GlobalCenter, Inc.,                                                                          Reporting Period:     November-01
                                                                                                                   Form: Mor 4
                                                  STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax              Date
                                                   Liability      Accrued         Paid            Liability           Paid
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes
                                                  ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ---------------------------------------------------------------
   Total State and Local
                                                  ---------------------------------------------------------------

            Total Taxes
                                                  ===============================================================


Note: Pay through Exodus, Inc


     AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90            Total

Accounts Payable aging
                                     ============================================================================================



GlobalCenter, Inc.,                                                          Reporting Period:         November-01
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                            Amount
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

Accounts Receivable Aging                                                                     Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Less future billing
Less reserves
Plus unbilled work
Other
Accounts Receivable (Net)
                                                                                                   ====================


                                                 DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes              No
1.  Have any assets been sold or transferred outside the normal course of business                          X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in                  X
    possession (1) account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                X
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account



                                              UNITED STATES BANKRUPTCY COURT
                                                   DISTRICT OF DELAWARE


                                                                        Case No 01-10546
GlobalCenter Holding, Co.,                                              Reporting Period:    November-2001


                                                 MONTHLY OPERATING REPORT

                                                                                                Document     Explanation
REQUIRED DOCUMENTS                                                            Form No.          Attached       Attached

Statement of Cash Flows                                                 MOR-1                Non Trading entity
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                            MOR-1 (CON'T)        None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                 MOR-2                Non Trading entity
Balance Sheet                                                           MOR-3                Only Shell remains
Status of Postpetition Taxes                                            MOR-4                None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
      during reporting period
Summary of Unpaid Postpetition Debts                                    MOR-4                None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                            MOR-5                None
Debtor Questionnaire                                                    MOR-5                None



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No  01-10548
KeyLabs, Inc.,                                                    Reporting Period:  November-2001


                                            MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                                      MOR-1 (CON'T)    No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2                    X
Balance Sheet                                                     MOR-3                    X
Status of Postpetition Taxes                                      MOR-4              No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
    during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5                    X
Debtor Questionnaire                                              MOR-5                    X



KeyLabs, Inc.,                                                                 Reporting Period:           November-2001
                                                                                                            Form: Mor 1

                                                      STATEMENT OF CASH FLOWS

                                                                               Current reporting month    Cumulative filing to date

Cash flows from operating activities

    Net Loss                                                                                (3,699,593)           (3,699,966)
     Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization
        Non cash, merger, restructuring and asset impairment charges                         3,699,593             3,699,593
        Non cash intercompany charges
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable                                                                     (6,100)               16,600
        Prepaid expenses and other current assets
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                               ----------------------------------------------
Net cash used for operating activities                                                          (6,100)               16,227
                                                                               ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                       6,100              (455,707)
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                ----------------------------------------------
Net cash used for investing activities                                                           6,100              (455,707)
                                                                               ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                               ----------------------------------------------
Net cash provided by financing activities
                                                                               ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                (439,480)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                     439,480
                                                                               ----------------------------------------------
Cash and cash equivalents at end of period
                                                                               ==============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                               ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                       484,930
                                                                               ==============================================



KeyLabs, Inc.,                                                      Reporting Period:          November-2001
                                                                                                Form: Mor 2
                                            STATEMENT OF OPERATIONS
                                                                 Current reporting month  Cumulative filing to date

Total Revenue                                                                                                 50

Total Cost of Goods Sold

                                                                    ---------------------------------------------
    Gross Margin                                                                                              50

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                                          423
Merger, Restructuring & Asset Impairment Charges                                 3,699,593             3,699,593
Reorganization Items
GW Amort & Other Intangibles
                                                                    ---------------------------------------------
  Total Operating Expenses                                                       3,699,593             3,700,016
                                                                    ---------------------------------------------

    Operating Margin                                                            (3,699,593)           (3,699,966)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                    ---------------------------------------------
                   Total Other Expenses / (Income)
                                                                    ---------------------------------------------

  Profit / (Loss) before Tax                                                    (3,699,593)           (3,699,966)
  Tax

                                                                    ---------------------------------------------
  Profit / (Loss) after Tax                                                     (3,699,593)           (3,699,966)

  Cumulative Effect on SAB 101

                                                                    ---------------------------------------------
  Profit / (Loss) after Tax &
  Cumulative Effect on SAB 101                                                  (3,699,593)           (3,699,966)
                                                                    =============================================



KeyLabs, Inc.,                                                     Reporting Period:          November-2001
                                                                                               Form: Mor 3
                                                 BALANCE SHEET
                                                                   Book value at end of        Book value September 30,
                                                                   current reporting month               2001
Current Assets:
Cash and Cash Equivalents                                                                               439,480
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                 153,536               170,136
Intercompany Receivable                                                                               5,587,192
Other Current Assets
                                                                   ---------------------------------------------
  Total Current Assets                                                            153,536             6,196,808
                                                                   ---------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                   ---------------------------------------------
  Property and Equipment, Net
                                                                   ---------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                   ---------------------------------------------
  Total Other Assets
                                                                   ---------------------------------------------
    Total Assets                                                                  153,536             6,196,808
                                                                   =============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                   ---------------------------------------------
  Total Current Liabilities
                                                                   ---------------------------------------------

Deferred Rent
                                                                   ---------------------------------------------
  Total Long Term Liabilities
                                                                   ---------------------------------------------
    Total Liabilities not Subject to Compromise
                                                                   ---------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                   ---------------------------------------------
Total Liabilities subject to Compromise
                                                                   ---------------------------------------------
    Total Liabilities
                                                                   ---------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                                            2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                               153,536             3,853,502
Dividends
                                                                   ---------------------------------------------
Total Shareholders Equity                                                         153,536             6,196,808
                                                                   ---------------------------------------------
    Total Liabilities & Shareholders Equity                                       153,536             6,196,808
                                                                   =============================================



Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



KeyLabs, Inc.,                                                               Reporting Period:        November-2001
                                                                                                       Form: Mor 5
                                     ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


Accounts Receivable Reconciliation                                                                Amount
Total Accounts Receivable at the beginning of the reporting period                                             147,436
Net amounts billed during the period
Amounts collected during the period                                                                              6,100
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period                                                   153,536
                                                                                                   --------------------

Accounts Receivable Aging                                                                         Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old                                                                                                14,000
91+ days old                                                                                                   105,522
                                                                                                   --------------------
Total Accounts Receivable                                                                                      119,522
                                                                                                   --------------------
Less reserves                                                                                                  (16,986)
Plus unbilled work                                                                                              51,000
                                                                                                   --------------------
Accounts Receivable (Net)                                                                                      153,536
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE

Must be completed each month                                                               Yes          No
1.  Have any assets been sold or transferred outside the normal course of business                       X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in
    possession (1) account this reporting period? If yes, provide an                       X
    explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                X
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No 01-10549
Planet, Inc.,                                                     Reporting Period:  November-2001


                                            MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Statement of Cash Flows                                           MOR-1              Non Trading entity
     Bank Reconciliation (or copies of
       debtor's bank reconciliations)                             MOR-1 (CON'T)      None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Non Trading entity
Balance Sheet                                                     MOR-3              Only Shell remains
Status of Postpetition Taxes                                      MOR-4              None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed
      during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              None
Debtor Questionnaire                                              MOR-5              None



                                         UNITED STATES BANKRUPTCY COURT
                                              DISTRICT OF DELAWARE


                                                                  Case No 01-10551
Service Metrics, Inc.                                             Reporting Period:  November-2001


                                            MONTHLY OPERATING REPORT

                                                                                       Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.        Attached      Attached
Statement of Cash Flows                                           MOR-1                    X
     Bank Reconciliation (or copies of
       debtor's bank reconciliations)                              MOR-1 (CON'T)        No bank account
     Copies of bank statements                                                         Available upon request
     Cash disbursements journals                                                       Available upon request
Statement of Operations                                           MOR-2                    X
Balance Sheet                                                     MOR-3                    X
Status of Postpetition Taxes                                      MOR-4                    X
    Copies of IRS Form 6123 or payment receipt Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Given on Balance Sheet
    Listing of aged accounts payable                                                       X
Accounts Receivable Reconciliation and Aging                      MOR-5                    X
Debtor Questionnaire                                              MOR-5                    X



Service Metrics, Inc.                                                          Reporting Period:           November-2001
                                                                                                            Form: Mor 1

                                                      STATEMENT OF CASH FLOWS

                                                                                       Current reporting       Cumulative filing
                                                                                            month                   to date
Cash flows from operating activities

Net Loss                                                                                    (1,821,095)           (2,000,775)
Adjustments to reconcile net loss to net cash used for operating activities:
    Depreciation and amortization                                                              149,362               300,426
    Non cash, merger, restructuring and asset impairment charges                                45,230                73,846
    Non cash intercompany charges                                                            1,626,503             1,626,503
    Remeasurement (gain) loss on Euro denominated senior notes
    Amortization of deferred stock compensation
    Loss on equity method investments
Changes in operating assets and liabilities
    Accounts receivable
    Prepaid expenses and other current assets
    Accounts payable
    Accrued expenses
    Accrued interest payable
                                                                                ----------------------------------------------
Net cash used for operating activities
                                                                                ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                ----------------------------------------------
Net cash used for investing activities
                                                                                ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                ----------------------------------------------
Net cash provided by financing activities
                                                                                ----------------------------------------------

Net increase (decrease) in cash and cash equivalents
   Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period
                                                                                ----------------------------------------------
Cash and cash equivalents at end of period
                                                                                ==============================================


          DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

                                                                                ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                                ==============================================



Service Metrics, Inc.                                               Reporting Period:          November-2001
                                                                                                Form: Mor 2
                                            STATEMENT OF OPERATIONS

                                                                    Current reporting month     Cumulative filing to date

Total Revenue

Total Cost of Goods Sold                                                             3,823                 5,876

                                                                    ---------------------------------------------
    Gross Margin                                                                    (3,823)               (5,876)

Operating Expenses:
Research & Development                                                               4,382                 8,764
Sales                                                                                1,349                 2,698
Marketing                                                                            1,673                 3,346
G&A                                                                                138,135               279,742
Merger, Restructuring & Asset Impairment Charges                                 1,671,733             1,700,349
Reorganization Items
GW Amort & Other Intangibles
                                                                    ---------------------------------------------
  Total Operating Expenses                                                       1,817,272             1,994,899
                                                                    ---------------------------------------------

    Operating Margin                                                            (1,821,095)           (2,000,775)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                    ---------------------------------------------
                   Total Other Expenses / (Income)
                                                                    ---------------------------------------------

  Profit / (Loss) before Tax                                                    (1,821,095)           (2,000,775)
  Tax

                                                                    ---------------------------------------------
  Profit / (Loss) after Tax                                                     (1,821,095)           (2,000,775)

  Cumulative Effect on SAB 101

                                                                    ---------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                (1,821,095)           (2,000,775)
                                                                    =============================================



Service Metrics, Inc.                                            Reporting Period:         November-2001
                                                                                            Form: Mor 3
                                               BALANCE SHEET

                                                                 Book value at end of        Book value September 30,
                                                                current reporting period             2001
Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                                            1,626,503
Other Current Assets
                                                                 --------------------------------------------
  Total Current Assets                                                                             1,626,503
                                                                 --------------------------------------------

Fixed Assets, Gross                                                           5,620,648            5,743,676
Accumulated Depreciation                                                     (4,338,467)          (4,087,222)
                                                                 --------------------------------------------
  Property and Equipment, Net                                                 1,282,181            1,656,454    (1)
                                                                 --------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                 --------------------------------------------
  Total Other Assets
                                                                 --------------------------------------------
    Total Assets                                                              1,282,181            3,282,957
                                                                 ============================================


Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                 --------------------------------------------
  Total Current Liabilities
                                                                 --------------------------------------------

Deferred Rent
                                                                 --------------------------------------------
  Total Long Term Liabilities
                                                                 --------------------------------------------
    Total Liabilities not Subject to Compromise
                                                                 --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 --------------------------------------------
Total Liabilities subject to Compromise
                                                                 --------------------------------------------
    Total Liabilities
                                                                 --------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                   19,148,477           19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                         (17,866,296)         (15,865,520)
Dividends
                                                                 --------------------------------------------
Total Shareholders Equity                                                     1,282,181            3,282,957
                                                                 --------------------------------------------
    Total Liabilities & Shareholders Equity                                   1,282,181            3,282,957
                                                                 ============================================



Note 1: See Fixed asset impairment disclosure note

Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise.



Service Metrics, Inc.                                                        Reporting Period:        November-2001
                                                                                                       Form: Mor 5
                ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


                                                                                              Amount
Accounts Receivable Reconciliation
 Total Accounts Receivable at the beginning of the reporting period
 Net amounts billed during the period
 Amounts collected during the period
 Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

                                                                                              Amount
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================

                                                 DEBTOR QUESTIONNAIRE

Must be completed each month                                                              Yes              No
1.  Have any assets been sold or transferred outside the normal course of business                          X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in                  X
    possession (1) account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an                X
    explanation below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account
